Exhibit 10.13.6

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT NUMBER FIVE TO GOOGLE SERVICES AGREEMENT

This Amendment Number Five to the Google Services Agreement (“Amendment”) is effective as of August 1, 2014 (“Amendment Effective Date”), and amends the Google Services Agreement by and between Synacor, Inc. (“Company”) and Google Inc. (“Google”) with an effective date of March 1, 2011, as amended (the “Agreement”). Capitalized terms not defined in this Amendment have the meanings given to those terms in the Agreement. The parties agree as follows:

1.	Additional Definitions. The following are added as new Sections 1.31-1.36:

“1.31 ‘[*] AFS Ads’ means AFS Ads that are displayed in response to Search Queries submitted by End Users [*].

1.32  ‘[*] AFS Ads’ means AFS Ads displayed in response to Search Queries submitted by End Users [*].

1.33 [*]

1.34 [*]

1.35  ‘[*] AFS Ads’ means AFS Ads displayed in response to Search Queries submitted by End Users [*].”

1.36 [*]

2.	Implementation and Maintenance. Sections 2.2(d) and 2.2(e) are deleted in their entirety and replaced by the following:

“2.2(d) Subject to Section 2.3 [*], Company will ensure that (i) every Search Query generates a WS Request, (ii) every Request is generated by a Search Query and (iii) every Request contains the Search Query that generated that Request.

2.2(e) For each AFS Request, Company will request at least [*] wide format [*] AFS Ads, [*].”

3.	AFS Search Queries. Section 2.3 is deleted in its entirety and replaced with the following:

“2.3. [*]

4.	Exhibit B. Exhibit B is deleted in its entirety and replaced with Exhibit B attached to this Amendment.

5.	General. The parties may execute this Amendment in counterparts, including facsimile, PDF, or other electronic copies, which taken together will constitute one instrument. Except as expressly modified herein, the terms of the Agreement remain in full force and effect.

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

IN WITNESS WHEREOF, the parties have executed this Amendment by persons duly authorized.

GOOGLE		SYNACOR, INC.

By:	/s/ Nikesh Arora	By:	/s/ Scott Bailey
Name:	Nikesh Arora	Name:	Scott Bailey
Title:	President, Global Sales and Business Development	Title:	Chief Operating Officer
Date:	August 15, 2014	Date:	August 15, 2014

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT B

AFS Revenue Share Percentage

[*]

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.